BMA Variable Annuity Account A
                   Business Men's Assurance Company of America
                          Supplement dated July 9, 2001
                         to Prospectus dated May 1, 2001

         The following information supplements and replaces certain information contained in the Prospectus dated May 1, 2001. The terms used in this supplement have the same meaning as those in the Prospectus. You should keep this supplement with your Prospectus.

         Section 9. "Additional Death Benefit Option (ADBO)" on page 32 is modified to read:

         Effective July 16, 2001, the Additional Death Benefit Option (ADBO) will be available for use with IRA Contracts (including SEP's, Transfers, and Rollovers). This feature is not available for use with Roth IRA contracts.

         Section 6. "Death Benefits" on page 28 is modified to read:

         Federal tax law provides that the assets of an IRA may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits including the ADBO which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. Furthermore, the Internal Revenue Service could take the position that some or all of the charges for the ADBO should be treated as a partial withdrawal from the contract. In such case, the amount of the withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

         You should consult your tax adviser regarding these features and benefits prior to purchasing a contract or adding the ADBO to your contract.


V1013-7 SUP1